EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Propanc Health Group Corporation (the “Company”), for the quarter ending March 31, 2014, I,  James Nathanielsz, Chief Financial Officer and Chief Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.   Such Quarterly Report on Form 10-Q for the quarter ending March 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the quarter ending March 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2014	By:	/s/ James Nathanielsz
Name: James Nathanielsz
Title: Chief Financial Officer and Chief Accounting Officer